Exhibit 10.6

EXECUTION VERSION

REORGANIZATION AGREEMENT

This Reorganization Agreement (this “Agreement”), dated as of April 9, 2013, is entered into by and among Taylor Morrison Home Corporation, a Delaware corporation (“TMHC”), TMM Holdings II Limited Partnership, a Cayman Islands exempted limited partnership (“New TMM”), TMM Holdings II GP, ULC, a British Columbia unlimited liability company (“New TMM GP”), TMM Holdings Limited Partnership, a British Columbia limited partnership (the “Partnership”), TMM Holdings (G.P.) Inc., a British Columbia corporation (“TMM GP”), Taylor Morrison Holdings, Inc., a Delaware corporation (“TMHI”), Monarch Communities Inc., a British Columbia corporation (“Monarch”), TPG TMM Holdings II, L.P., a Cayman Islands exempted limited partnership (“TPG Cayman”), TPG TMM Holdings II GP, ULC, a British Columbia unlimited liability company (“TPG Cayman GP”), OCM TMM Holdings II, L.P., a Cayman Islands exempted limited partnership (“Oaktree Cayman”), OCM TMM Holdings II GP, ULC, a British Columbia unlimited liability company (“Oaktree Cayman GP”), TPG TMM Holdings II LP, Inc., a British Columbia corporation (the “TPG Initial Canadian LP”), OCM TMM Holdings II LP, Inc., a British Columbia corporation (the “Oaktree Initial Canadian LP”), Builders Holdings International, L.P., a Barbados limited partnership (“Builders”), Toeis, L.P., a Barbados limited partnership (“Toeis”), TPG Advisors VI-AIV, Inc., a Cayman Islands exempt company (“TPG Advisors”), Oaktree TM Holdings TP, SRL, a Barbados Society with Restricted Liability (“Oaktree TM”), Oaktree TM Holdings CTB, LTD, a Cayman Islands exempt company (“Oaktree CTB”), JHI Holding Limited Partnership, a British Columbia limited partnership (“JHI Holding”), JHI Management Limited Partnership, a British Columbia limited partnership (“JHI Management”), MJs Investors, LLC, a Nevada limited liability company (the “JHI Redeemed Party”) and the individuals listed on the signature pages hereto under the heading “Management Parties” (each, a “Management Party”). The parties hereto are collectively referred to herein as the “Parties”.

WHEREAS, the Board of Directors of TMHC (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of shares of TMHC’s Class A Common Stock (as defined below) on the terms and subject to the conditions contained in the Underwriting Agreement (as defined below);

WHEREAS, the Parties desire to effect the Reorganization Transactions (as defined below) in contemplation of the IPO; and

WHEREAS, in connection with the consummation of the Reorganization Transactions and the IPO, the applicable Parties hereto intend to enter into the Reorganization Documents (as defined below).

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions.

a.	Certain Defined Terms. As used herein, the following terms shall have the following meanings:

i.	“Class A Common Stock” shall mean Class A Common Stock, par value $0.00001 per share, of TMHC.

ii.	“Class B Common Stock” shall mean Class B Common Stock, par value $0.00001 per share, of TMHC.

iii.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

iv.	“IPO Closing” means the initial closing of the sale of the shares of Class A Common Stock in the IPO (without giving effect to any exercise of the underwriters’ over-allotment option).

v.	“IPO Effective Time” means the date and time on which the Registration Statement becomes effective.

vi.	“JHI Parties” means JHI Holding and JHI Management.

vii.	“Oaktree Parties” means Oaktree TM and Oaktree Cayman.

viii.	“Paired Interest” means one vested common unit of New TMM and one share of Class B Common Stock.

ix.	“Performance-based M-O Unit” means any Class M-O Units of the Partnership or Oaktree Cayman, as applicable, which vest in connection with the satisfaction of certain performance targets associated with the cash returns of Oaktree TM and certain of its affiliates.

x.	“Performance-based M-O2 Units” means any Class M-O2 Units of the Partnership or Oaktree Cayman, as applicable, which vests in connection with the satisfaction of certain performance targets associated with the cash returns of Oaktree TM and certain of its affiliates.

xi.	“Performance-based M-T Units” means any Class M-T Units of the Partnership or TPG Cayman, as applicable, which vest in connection with the satisfaction of certain performance targets associated with the cash returns of Builders, Toeis and certain of their respective affiliates.

xii.	“Performance-based M-T2 Units” means any Class M-T2 Units of the Partnership or TPG Cayman, as applicable, which vest in connection with the satisfaction of certain performance targets associated with the cash returns of Builders, Toeis and certain of their respective affiliates.

xiii.	“Person” means an individual, a partnership, a joint venture, an association, a corporation, a trust, an estate, a limited liability company, a limited liability partnership, an unincorporated entity of any kind, a governmental entity or any other legal entity.

xiv.	“Pricing” means such date and time as the Board or the pricing committee thereof determines, such date and time to be no later than immediately prior to the IPO Effective Time.

xv.	“Registration Statement” means the Exchange Act registration statement filed by TMHC on Form 8-A with the SEC to register the Class A Common Stock.

xvi.	“Reorganization Documents” means each of the documents attached as an exhibit hereto and all other agreements and documents entered into in connection with the Reorganization Transactions.

xvii.	“SEC” means the Securities and Exchange Commission.

xviii.	“Securities Act” means the Securities Act of 1933, as amended.

xix.	“TPG Parties” means Builders, Toeis and TPG Cayman.

xx.	“Underwriting Agreement” means the underwriting agreement, dated as of the day prior to the IPO Effective Time, by and among TMHC and the underwriters of the IPO.

b.	Other Definitional Provisions.

i.	The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.

ii.	The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Reorganization. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2 (collectively the “Reorganization Transactions”):

a.	Promptly following the Pricing and prior to the IPO Effective Time, the applicable Parties hereto shall take the actions set forth below (or cause such actions to take place):

i.	JHI Redemption. Each of JHI Holding and JHI Management shall, and each hereby severally agrees to, redeem the limited partnership interests in JHI Holding and JHI Management, respectively, that are owned by the JHI Redeemed Party in exchange for the distribution to the JHI Redeemed Party of its proportionate share of Class A-O Units, Class A-T Units, Class J1-O Units, Class J2-O Units, Class J3-O Units, Class J1-T Units, Class J2-T Units and Class J3-T Units of the Partnership (collectively, the “JHI Redemption”), and the JHI Redeemed Party shall retire as a limited partner of each of JHI Holding and JHI Management and cease to be a partner of each of JHI Holding and JHI Management immediately upon the JHI Redemption.

ii.	TMM GP Conversion. Immediately following the JHI Redemption, TPG Advisors, Oaktree CTB and the JHI Parties shall, and each hereby severally agrees to, convert TMM GP to a British Columbia unlimited liability company.

iii.	TPG Cayman and Oaktree Cayman Contributions.

1.	Immediately following the JHI Redemption, (A) JHI Holding shall, and hereby agrees to, contribute 2,289,606 Class A-O Units of the Partnership held by it to Oaktree Cayman in exchange for an equal number of Class A-O Units of Oaktree Cayman and (B) simultaneous with the transfers described in clause (A) above, JHI Management shall, and hereby agrees to, contribute each Class J1-O Unit, Class J2-O Unit, and Class J3-O Unit of the Partnership held by it to Oaktree Cayman in exchange for an equal number of Class J1-O Units, Class J2-O Units and Class J3-O Units of Oaktree Cayman (the contributions referenced in clauses (A) and (B) above, collectively the “JHI O Unit Contribution”). Each JHI Party will become admitted as a limited partner of Oaktree Cayman upon such transfer; the Partnership Agreement of Oaktree Cayman will reflect the contributions by the JHI Parties and their admission as limited partners; and each JHI Party and each member of Oaktree Cayman shall, and hereby severally agrees to, file the tax election referred to in Section 5(c) of this Agreement in respect of such contribution.

2.

Immediately following the First Initial New TMM Contribution (as defined below), each Management Party who is at such time a resident of Canada for purposes of the Income Tax Act (Canada) or by virtue of an applicable treaty with Canada (a “Canadian Management Party”) shall, and hereby agrees to, contribute all of his Class A-O

Units and Class A-O2 Units to Oaktree Cayman in exchange for an equal number of Class A-O Units and Class A-O2 Units of Oaktree Cayman (the “Canadian Management O Unit Contribution”) and each Canadian Management Party and each member of Oaktree Cayman shall, and each hereby severally agrees to, file the tax election referred to in Section 5(c) of this Agreement in respect of such contribution.

3.	Immediately following the JHI Redemption, and simultaneously with the JHI O Unit Contribution, (A) JHI Holding shall, and hereby agrees to, contribute 2,289,606 Class A-T Units of the Partnership held by it to TPG Cayman in exchange for an equal number of Class A-T Units of TPG Cayman and (B) JHI Management shall, and hereby agrees to, contribute each Class J1-T Unit, Class J2- T Unit, and Class J3-T Unit of the Partnership held by it to TPG Cayman in exchange for an equal number of Class J1- T Units, Class J2-T Units and Class J3-T Units of TPG Cayman (the contributions referenced in clauses (A) and (B) above, collectively the “JHI T Unit Contribution”). Each JHI Party will become admitted as a limited partner of TPG Cayman upon the transfer; the Partnership Agreement of TPG Cayman will reflect the contributions by the JHI Parties and their admission as limited partners; and each JHI Party and each member of TPG Cayman shall, and hereby severally agrees to, file the tax election referred to in Section 5(c) of this Agreement in respect of such contribution.

4.	Immediately following the First Initial New TMM Contribution (as defined below), each Canadian Management Party shall, and hereby agrees to, contribute contemporaneously with the Canadian Management O Unit Contribution all of his Class A-T Units and Class A-T2 Units to TPG Cayman in exchange for an equal number of Class A-T Units and Class A-T2 Units of TPG Cayman (the “Canadian Management T Unit Contribution”) and each Canadian Management Party and each member of TPG Cayman shall, and each hereby severally agrees to file the tax election referred to in Section 5(c) of this Agreement in respect of such contribution.

iv.	New TMM Contributions.

1.	Immediately following the JHI O Unit Contribution and the JHI T Unit Contribution, (A) Oaktree Cayman and TPG

Cayman shall, and each hereby severally agrees to, transfer each Class A-O Unit, Class J1-O Unit, Class J2-O Unit, Class J3-O Unit, Class A-T Unit, Class J1-T Unit, Class J2- T Unit, and Class J3-T Unit of the Partnership that were received in the JHI O Unit Contribution and the JHI T Unit Contribution to New TMM in exchange for a number of common units of New TMM calculated in accordance with Section 4 of this Agreement and (B) simultaneous with the transfers described in clause (A) above, JHI Holding shall, and hereby agrees to, transfer 4,460,394 Class A-T Units, and 4,460,394 Class A-O Units to New TMM in exchange for 1,208,897 common units of New TMM (the contributions referenced in clauses (A) and (B) above, collectively the “First Initial New TMM Contribution”). Each of Oaktree Cayman, TPG Cayman and JHI Holding will become admitted as a limited partner of New TMM upon the transfers described above; the Partnership Agreement of New TMM will reflect the contributions by Oaktree Cayman, TPG Cayman and JHI Holding and their admission as limited partners; and each of Oaktree Cayman, TPG Cayman and JHI Holding, respectively, and each of the members of New TMM shall, and each hereby severally agrees to, file the tax election referred to in Section 5(c) of this Agreement in respect of such transfers.

2.	Immediately following the Canadian Management O Unit Contribution and the Canadian Management T Unit Contribution, Oaktree Cayman and TPG Cayman shall, and each hereby severally agrees to, transfer each Class A-O Unit, Class A-O2 Unit, Class A-T Unit and Class A-T2 Unit, in each case that were received in the Canadian Management O Unit Contribution and the Canadian Management T Unit Contribution, to New TMM in exchange for a number of common units of New TMM calculated in accordance with Section 4 of this Agreement (the “Second Initial New TMM Contribution” and together with the First Initial New TMM Contribution the “Initial New TMM Contributions”). Each of Oaktree Cayman and TPG Cayman, respectively, and each of the members of New TMM shall, and each hereby severally agrees to, file the tax election referred to in Section 5(c) of this Agreement in respect of such transfers.

3.

In conjunction with the Initial New TMM Contributions, Oaktree Cayman, TPG Cayman and JHI Holding shall, and each hereby severally agrees to, enter into the Amended and Restated Agreement of Limited Partnership of New

TMM, substantially in the form attached hereto as Exhibit A, and the TPG Initial Canadian LP shall withdraw as the initial limited partner.

4.	Immediately following the Initial New TMM Contributions, Builders, Toeis, Oaktree TM, the Management Parties who are not residents of Canada under the Income Tax Act (Canada) or by virtue of an applicable treaty with Canada (the “Non-Canadian Management Parties”), and the JHI Redeemed Party, shall, and each hereby severally agrees to, transfer each Class A-O Unit, Class A-O2 Unit, Class A-T Unit, Class A-T2 Unit, Class M-O Unit, Class M-O2 Unit, Class M-T Unit, Class M-T2 Unit, Class J1-O Unit, Class J2-O Unit, Class J3-O Unit, Class J1-T Unit, Class J2-T Unit, and Class J3-T Unit of the Partnership, as applicable, held by such Party, to New TMM in exchange for a number of common units of New TMM calculated in accordance with Section 4 of this Agreement (the “Second New TMM Contribution”). Simultaneously with the Second New TMM Contribution, TPG Advisors, Oaktree CTB and the JHI Parties shall, and each hereby severally agrees to, transfer all of their respective equity interests in TMM GP to New TMM held by it in exchange for C$0.00001.

5.

Immediately following the Second New TMM Contribution and simultaneously with the TPG Cayman Contribution (as defined below), (A) (i) Oaktree TM shall, and hereby agrees to, contribute all of its common units of New TMM, and (ii) the Non-Canadian Management Parties shall, and each hereby severally agrees to, contribute one-half of the total number of common units of New TMM that were received by such Party in the Second New TMM Contribution in exchange for such Party’s Class A-O Units, Class A-O2 Units, Performance-based M-O Units, and Performance-based M-O2 Units of the Partnership, as applicable, to Oaktree Cayman, in exchange for the same respective numbers of Class A-O Units, Class A-O2 Units, Performance-based M-O Units and Performance-based M-O2 Units of Oaktree Cayman as the respective numbers of Class A-O Units, Class A-O2 Units, Performance-based M- O Units and Performance-based M-O2 Units of the Partnership that such Party transferred to New TMM as part of the Second New TMM Contribution, and (B) the JHI Redeemed Party shall, and hereby agrees to contribute 101,790 common units of New TMM to Oaktree Cayman in exchange for 750,000 Class A-O Units of Oaktree

Cayman, and the same respective numbers of Class J1-O Units, Class J2-O Units, and Class J3-O Units of Oaktree Cayman as the respective number of Class J1-O Units, Class J2-O Units and Class J3-O Units of the Partnership that the JHI Redeemed Party transferred to New TMM as part of the Second New TMM Contribution (the contributions referenced in clauses (A) and (B) above, collectively the “Oaktree Cayman Contribution”). Simultaneously with the Oaktree Cayman Contribution, Oaktree TM, the Non-Canadian Management Parties (that are transferring common units of New TMM) and the JHI Redeemed Party shall, and each hereby severally agrees to, enter into the Amended and Restated Agreement of Limited Partnership of Oaktree Cayman, substantially in the form agreed upon by the parties thereto, and the Oaktree Initial Canadian LP shall withdraw as the initial limited partner.

6.

Immediately following the Second New TMM Contribution and simultaneously with the Oaktree Cayman Contribution, (A) (i) Builders and Toeis shall, and each hereby severally agrees to, contribute all of their common units of New TMM, and (ii) the Non-Canadian Management Parties shall, and each hereby severally agrees to, contribute one-half of the total number of common units of New TMM that were received by such Party in the Second New TMM Contribution in exchange for such Party’s Class A-T Units, Class A-T2 Units, Performance-based M-T Units, and Performance-based M-T2 Units of the Partnership, as applicable, to TPG Cayman, in exchange for the same respective numbers of Class A-T Units, Class A-T2 Units, Performance-based M-T Units and Performance-based M-T2 Units of TPG Cayman as the respective numbers of Class A-T Units, Class A-T2 Units, Performance-based M-T Units and Performance-based M-T2 Units of the Partnership that such Party transferred to New TMM as part of the Second New TMM Contribution, and (B) the JHI Redeemed Party shall, and hereby agrees to contribute 101,790 common units of New TMM to TPG Cayman, in exchange for 750,000 Class A-T Units of TPG Cayman and the same respective numbers of Class J1-T Units, Class J2-T Units, and Class J3-T Units of TPG Cayman as the respective number of Class J1-T Units, Class J2-T Units and Class J3-T Units of the Partnership that the JHI Redeemed Party transferred to New TMM as part of the Second New TMM Contribution (the contributions referenced in clauses (A) and (B) above, collectively the “TPG Cayman Contribution”). Builders, Toeis, the

Non-Canadian Management Parties (that are transferring common units of New TMM to TPG Cayman as part of the TPG Cayman Contribution) and the JHI Redeemed Party shall, and each hereby severally agrees to, enter into the Amended and Restated Agreement of Limited Partnership of TPG Cayman, substantially in the form agreed upon by the parties thereto, substantially in the form agreed upon by the parties thereto, and the TPG Initial Canadian LP shall withdraw as the initial limited partner.

v.	Adoption of Amended and Restated Charter and Bylaws of TMHC; Issuance of Class B Common Stock

1.	Prior to the IPO Effective Time, the Board will adopt the Amended and Restated Certificate of Incorporation of TMHC (the “TMHC Charter”) and the Amended and Restated By-laws of TMHC. TMHC will file the TMHC Charter with the Secretary of State of the state of Delaware.

2.	Prior to the IPO Effective Time, TMHC will redeem all outstanding shares of capital stock of the Company held by Builders, Toeis and Oaktree TM in exchange for $.00001 per share.

3.	Immediately following the Oaktree Cayman Contribution and the TPG Cayman Contribution, TMHC will issue to each holder of common units of New TMM (other than TMHC and New TMM GP) a number of shares of Class B Common Stock equal to the number of common units of New TMM then held by such holder in exchange for $0.00001 per share.

b.	At approximately 6:00 a.m. (EST) on the business day following Pricing (and following all of the actions set forth in Section 2(a) and Section 2(b) of this Agreement), TMHC will file the Registration Statement with the SEC.

c.	Subject to the satisfaction or waiver of all of the closing conditions enumerated in the Underwriting Agreement, the IPO Closing will take place at approximately 10:00am EST on April 12, 2013.

d.	Following the IPO Closing, the following transactions will take place:

i.

Immediately following the IPO Closing, pursuant to a New TMM common unit subscription agreement, TMHC shall, and hereby agrees to, acquire common units of New TMM from New TMM at a price per common unit equal to the price per share paid in the IPO by the underwriters to TMHC for shares of Class A Common

Stock (the “IPO Price Per Share”). The aggregate number of common units of New TMM to be acquired pursuant to this Section 2(e)(i) by TMHC shall equal the quotient of (a) $[—][1] divided by (b) the IPO Price Per Share. The aggregate purchase price for such common units of $[—] will be paid in cash by TMHC to, or at the direction of, New TMM immediately following the IPO Closing.

ii.

Immediately following the IPO Closing, pursuant to a New TMM common unit subscription agreement, New TMM shall, and hereby agrees to, issue a number of common units of New TMM to TMHC equal to the quotient of (a) [—][2] divided by (b) the IPO Price Per Share. The consideration for the issuance of such common units will be TMHC’s agreement to bear the $[—] of IPO offering expenses.

iii.	Immediately following the IPO Closing, pursuant to separate purchase agreements, each Non-Canadian Management Party that intends to sell Paired Interests to TMHC will sell such Paired Interests to TMHC at a price per Paired Interest equal to the IPO Price Per Share.

iv.

Following the IPO Closing, pursuant to, and subject to the conditions in, the JHI Put/Call Agreement (as defined below) (the “JHI Put/Call”, (i) JHI Holding may require TMHC to purchase Paired Interests from JHI Holding at a price per Paired Interest equal to the IPO Price Per Share and (ii) TMHC may require JHI Holding to transfer Paired Interests to TMHC at a price per Paired Interest equal to the IPO Price Per Share, as set forth in the JHI Put/Call Agreement. The aggregate number of Paired Interests to be subject to the JHI Put/Call pursuant to this Section 2(e)(iv) with respect to JHI Holding is expected to equal to the quotient of (a) [—][3] divided by (b) the IPO Price Per Share. The JHI Put/Call shall not be exercised earlier than April 15, 2013.

v.	Following the IPO Closing, pursuant to, and subject to the conditions in, the Put/Call Agreement (as defined below) (the “Put/Call”), (i) Oaktree Cayman and TPG Cayman may require TMHC to purchase Paired Interests from TPG Cayman and Oaktree Cayman at a price per Paired Interest equal to the IPO Price Per Share and (ii) TMHC may require Oaktree Cayman and

[1]	To equal aggregate purchase price paid by underwriters to TMHC in the IPO for shares of Class A Common Stock less IPO offering expenses borne by TMHC less the aggregate amount to be used to complete purchase of common units/shares of Class B Common Stock from the sponsors and management in the secondary component of the IPO.
[2]	To equal the aggregate amount of IPO offering expenses borne by TMHC (as agreed in writing by TMHC, Oaktree Cayman and TPG Cayman).
[3]	To equal aggregate amount expected to be paid to JHI Holding.

TPG Cayman to transfer Paired Interests to TMHC at a price per Paired Interest equal to the IPO Price Per Share, as set forth in the Put/Call Agreement. The aggregate number of Paired Interests to be subject to the Put/Call pursuant to this Section 2(e)(v) with respect to each of TPG Cayman and Oaktree Cayman is expected to equal the quotient of (a) $[—][4] divided by (b) the IPO Price Per Share. The Put/Call shall not be exercised earlier than April 15, 2013.

vi.	Following the IPO Closing, if the underwriters elect to exercise their over-allotment option on the terms and subject to the conditions contained in the Underwriting Agreement entered into in connection with the IPO (the “Over-Allotment Option”), (i) Oaktree Cayman and TPG Cayman may require TMHC to purchase Paired Interests from TPG Cayman and Oaktree Cayman at a price per Paired Interest equal to the IPO Price Per Share and (ii) TMHC may require Oaktree Cayman and TPG Cayman to transfer common units of New TMM and shares of Class B Common Stock to TMHC at a price per Paired Interest equal to the IPO Price Per Share, in each case, pursuant to, and subject to the conditions in, the Put/Call Agreement (the “Over-Allotment Put/Call”). The aggregate number of Paired Interests to be subject to the Over-Allotment Put/Call pursuant to this Section 2(e)(vi) with respect to each of TPG Cayman and Oaktree Cayman shall equal the quotient of (a) one-half of the aggregate purchase price paid by the underwriters to TMHC for shares of Class A Common Stock in the Over-Allotment Option divided by (b) the IPO Price Per Share. The Over-Allotment Put/Call shall not be exercised earlier than April 15, 2013.

3. Execution of Documents.

a.	TMHC, TPG Cayman, Oaktree Cayman and JHI Holding shall, and each hereby agrees to, enter into the Stockholders Agreement of TMHC, substantially in the form attached hereto as Exhibit B (the “TMHC Stockholders Agreement”), promptly following the consummation of the Reorganization Transactions and prior to the IPO Effective Time.

b.	TMHC, TMHI, TPG Cayman, Oaktree Cayman and JHI Holding shall, and each hereby agrees to, enter into the Governance Agreement of TMHI (the “TMHI Governance Agreement”), substantially in the form attached hereto as Exhibit C, promptly following the consummation of the Reorganization Transactions and prior to the IPO Effective Time.

[4]	To equal aggregate amount expected to be paid to TPG Cayman or Oaktree Cayman.

c.	TMHC, Monarch, TPG Cayman, Oaktree Cayman and JHI Holding shall, and each hereby agrees to, enter into the Governance Agreement of Monarch (the “Monarch Governance Agreement”), substantially in the form attached hereto as Exhibit D, promptly following the consummation of the Reorganization Transactions and prior to the IPO Effective Time.

d.	TMHC, TPG Cayman, Oaktree Cayman and the Managers shall, and each hereby agrees to, enter into the Registration Rights Agreement of TMHC (the “TMHC Registration Rights Agreement”), substantially in the form attached hereto as Exhibit E, promptly following the consummation of the Reorganization Transactions and prior to the IPO Effective Time.

e.	TMHC, New TMM and the holders of common units of New TMM and Class B Common Stock party thereto, shall, and each hereby agrees to, enter into the Exchange Agreement of TMHC (the “Exchange Agreement”), substantially in the form attached hereto as Exhibit F, promptly following the consummation of the Reorganization Transactions and prior to the IPO Effective Time.

f.	TPG Cayman and Oaktree Cayman shall, and each hereby agrees to, enter into the Coordination Agreement of TMHC (the “Coordination Agreement”), substantially in the form agreed upon by the parties thereto, promptly following the consummation of the Reorganization Transactions and prior to the IPO Effective Time.

g.	TMHC, TPG Cayman and Oaktree Cayman shall, and each hereby agrees to, enter into the Put/Call Agreement (the “Put/Call Agreement”), substantially in the form attached hereto as Exhibit G, promptly following the consummation of the Reorganization Transactions and prior to the IPO Effective Time.

h.	TMHC and JHI Holding shall, and each hereby agrees to, enter into the JHI Put/Call Agreement (the “JHI Put/Call Agreement”), substantially in the form agreed upon by the parties thereto, promptly following the consummation of the Reorganization Transactions and prior to the IPO Effective Time.

i.	The Partnership, Oaktree Cayman and JHI Management shall, and each hereby agrees to, enter into an Oaktree Cayman JHI Unit Rollover Agreement, substantially in the form agreed upon by the parties thereto, with regard to its Class J Units of the Partnership in connection with the JHI O Unit Contribution, promptly following Pricing and prior to the IPO Effective Time.

j.

The Partnership, TPG Cayman and JHI Management shall, and each hereby agrees to, enter into a TPG Cayman JHI Unit Rollover Agreement, substantially in the form agreed upon by the parties thereto, with regard to its Class J Units of the Partnership in connection with the JHI T Unit Contribution, promptly following Pricing and prior to the IPO Effective Time.

k.	The Partnership, New TMM, TPG Cayman, Oaktree Cayman, and JHI Holding shall and each hereby agrees to, enter into a First Initial New TMM Contribution Agreement, with regard to the First Initial New TMM Contribution, promptly following Pricing and prior to the IPO Effective Time.

l.	The Partnership, Oaktree Cayman and JHI Holding shall and each hereby agrees to, enter into a Class A Unit Rollover Agreement, substantially in the form agreed upon by the parties thereto with regard to the contribution by JHI Holding of Class A-O Units of the Partnership in exchange for Class A-O Units of Oaktree Cayman, promptly following Pricing and prior to the IPO Effective Time.

m.	The Partnership, TPG Cayman and JHI Holding shall and each hereby agrees to, enter into a Class A Unit Rollover Agreement, substantially in the form agreed upon by the parties thereto with regard to the contribution by JHI Holding of Class A-T Units of the Partnership in exchange for Class A-T Units of TPG Cayman, promptly following Pricing and prior to the IPO Effective Time.

n.	The Partnership, New TMM, Oaktree Cayman and the JHI Redeemed Party shall, and each hereby agrees to, enter into a Rollover Agreement, substantially in the form agreed upon by the parties thereto, with regard to the contribution by the JHI Redeemed Party of Class J Units and Class A-O Units of the Partnership in exchange for common units of New TMM, which in turn will be exchanged for Class J Units and Class A-O Units of Oaktree Cayman, promptly following Pricing and prior to the IPO Effective Time.

o.	The Partnership, New TMM, TPG Cayman and the JHI Redeemed Party shall, and each hereby agrees to, enter into a Rollover Agreement, substantially in the form agreed upon by the parties thereto, with regard to the contribution by the JHI Redeemed Party of Class J Units and Class A-T Units of the Partnership in exchange for common units of New TMM, which in turn will be exchanged for Class J Units and Class A-T Units of TPG Cayman, promptly following Pricing and prior to the IPO Effective Time.

p.

The Partnership, New TMM and the unit holders listed on Schedule I hereto shall, and each hereby agrees to, enter into a New TMM Common Unit Rollover Agreement, substantially in the form attached hereto as Exhibit H, in connection with the contribution by holders of Class M-O Units of the Partnership, Class M-O2 Units of the Partnership, Class M-T

Units of the Partnership and Class M-T2 Units of the Partnership to New TMM in exchange for common units of New TMM, promptly following Pricing and prior to the IPO Effective Time.

q.	The Partnership, New TMM, Oaktree Cayman and the unit holders listed on Schedule II hereto shall, and each hereby agrees to, enter into an Oaktree Cayman Class M Unit Rollover Agreement, substantially in the form attached hereto as Exhibit I, in connection with the contribution by holders of performance-based vesting Class M-O Units of the Partnership and performance-based vesting Class M-O2 Units of the Partnership in exchange for common units of New TMM, which will be in turn exchanged for Class M-O and Class M-O2 Units of Oaktree Cayman, promptly following Pricing and prior to the IPO Effective Time.

r.	The Partnership, New TMM, TPG Cayman and the unit holders listed on Schedule II hereto shall, and each hereby agrees to, enter into a TPG Cayman Class M Unit Rollover Agreement, substantially in the form attached hereto as Exhibit J, in connection with the contribution by holders of performance-based vesting Class M-T Units of the Partnership and performance-based vesting Class M-T2 Units of the Partnership in exchange for common units of New TMM, which in turn will be exchanged for Class M-T Units and Class M-T2 Units of TPG Cayman, promptly following Pricing and prior to the IPO Effective Time.

s.	The Partnership, Oaktree Cayman, New TMM and the unit holders of the Partnership listed on Schedule III hereto (i) shall, and each hereby agrees to, enter into an Oaktree Cayman Class A Unit Rollover Agreement, substantially in the form attached hereto as Exhibit K, in connection with the contribution by holders of Class A-O Units of the Partnership and Class A-O2 Units of the Partnership in exchange for common units of New TMM, which will in turn be exchanged for Class A-O Units of Oaktree Cayman and Class A-O2 Units of Oaktree Cayman, promptly following Pricing and prior to the IPO Effective Time.

t.	The Partnership, TPG Cayman, New TMM and the unit holders of the Partnership listed on Schedule III hereto (i) shall, and each hereby agrees to, enter into an TPG Cayman Class A Unit Rollover Agreement, substantially in the form attached hereto as Exhibit L, in connection with the contribution by holders of Class A-T Units of the Partnership and Class A-T2 Units of the Partnership in exchange for common units of New TMM, which will in turn be exchanged for Class A-T Units of TPG Cayman and Class A-T2 Units of TPG Cayman, promptly following Pricing and prior to the IPO Effective Time.

u.

The Partnership, Oaktree Cayman and the unit holders of the Partnership listed on Schedule IV hereto (i) shall, and each hereby agrees to, enter into an Oaktree Cayman Class A Unit Rollover Agreement, substantially in the form attached hereto as Exhibit M, in connection with the contribution by holders of Class A-O Units of the Partnership and Class A-O2 Units of the Partnership in exchange for Class A-O Units of Oaktree Cayman and Class A-O2 Units of Oaktree Cayman, promptly following Pricing and prior to the IPO Effective Time.

v.	The Partnership, TPG Cayman and the unit holders of the Partnership listed on Schedule IV hereto (i) shall, and each hereby agrees to, enter into an TPG Cayman Class A Unit Rollover Agreement, substantially in the form attached hereto as Exhibit N, in connection with the contribution by holders of Class A-T Units of the Partnership and Class A-T2 Units of the Partnership in exchange for Class A-T Units of TPG Cayman and Class A- T2 Units of TPG Cayman, promptly following Pricing and prior to the IPO Effective Time.

w.	The Partnership, New TMM and the unit holders of the Partnership listed on Schedule IV hereto (i) shall, and each hereby agrees to, enter into a New TMM Cayman Limited Partnership Incentive Unit Exchange Agreement, substantially in the form attached hereto as Exhibit O, promptly following Pricing and prior to the IPO Effective Time.

x.	The Partnership, Oaktree Cayman and the unit holders of the Partnership listed on Schedule IV hereto (i) shall, and each hereby agrees to, enter into an Oaktree Cayman Limited Partnership Incentive Unit Exchange Agreement, substantially in the form attached hereto as Exhibit P, promptly following Pricing and prior to the IPO Effective Time.

y.	The Partnership, TPG Cayman and the unit holders of the Partnership listed on Schedule IV hereto (i) shall, and each hereby agrees to, enter into a TPG Cayman Limited Partnership Incentive Unit Exchange Agreement, substantially in the form attached hereto as Exhibit Q, promptly following Pricing and prior to the IPO Effective Time.

4. Exchange of Units of TMM for Units of New TMM.

a.	The number of common units of New TMM that will be issued in exchange for any Class A-O Unit, Class A-O2 Unit, Class A-T Unit, Class A-T2 Unit, Class M-O Unit, Class M-O2 Unit, Class M-T Unit, Class M-T2 Unit, Class J1-O Unit, Class J2-O Unit, Class J3-O Units Class J1-T Unit, Class J2-T Unit or Class J3-T Unit of the Partnership will be calculated according to the model agreed by the Parties dated April 9, 2012.

5. Consent to the Reorganization Transactions and the IPO.

a.	Each of the Parties hereto hereby acknowledges, agrees and consents to all of the Reorganization Transactions. Each of the Parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Reorganization Transactions and the IPO.

b.	The Parties hereto shall deliver to each other, as applicable, as soon as practicable prior to the IPO Effective Time, each of the Reorganization Documents to which it is a Party, together with any other documents and instruments necessary or desirable to be delivered in connection with the Reorganization Transactions.

c.	The Parties hereto intend that the JHI O Unit Contribution, the JHI T Unit Contribution, the Canadian Management O Unit Contribution, the Canadian Management T Unit Contribution and the Initial New TMM Contributions be treated for Canadian federal income tax purposes as dispositions of property to a partnership that qualify for the election under subsection 97(2) of the Income Tax Act (Canada), as amended (the “ITA”) and the corresponding provisions of any applicable provincial statute. The elected amount in such elections shall be determined by the disposing partner in its sole discretion, but such elected amount shall not be less than its cost amount (as defined in the ITA) of the property disposed of to the applicable partnership and, in the case of the Initial New TMM Contribution, shall be equal to its cost amount of the property. The Parties further agree to jointly make the necessary elections and to execute and file, within the prescribed delays, the prescribed election forms and any other documents required to give effect to the foregoing. All the members of each of Oaktree Cayman, TPG Cayman and New TMM hereby give authorization to each of Oaktree Cayman GP, TPG Cayman GP and New TMM GP specifically to act on their behalf regarding the execution, signing and filing of such prescribed election forms and documents and agree to sign an authorizing agreement to confirm such authority of each of Oaktree Cayman GP, TPG Cayman GP and New TMM GP.

d.	The Parties hereto intend that (i) the JHI O Unit Contribution, the JHI T Unit Contribution, the Canadian Management O Unit Contribution, the Canadian Management T Unit Contribution, the Oaktree Cayman Contribution, and the TPG Cayman Contribution each be treated for U.S. federal income tax purposes as a contribution to a partnership under Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) New TMM be treated as a “continuation” of the Partnership for U.S. federal income tax purposes. The Parties will not take a position on a tax return filed or to be filed with a taxing authority inconsistent with the foregoing except in the case of an applicable final determination by such taxing authority. Notwithstanding the foregoing, (a) New TMM shall file an election described in Treasury Regulation Section 301.7701-3 to be classified, as of a date no later than the date hereof, as a partnership for U.S. federal income tax purposes (and any similar election under state, local or non-U.S. law), and it shall not file any election to be classified as other than a partnership for U.S. federal income tax purposes.

e.	Each Party hereto shall, no later than the date hereof, execute and deliver a copy of each FIRPTA Notice (as defined in Exhibit R) set forth opposite such Party’s name in Exhibit R in a form reasonably acceptable to TPG Cayman GP and Oaktree Cayman GP. Each Party shall, within five (5) days of the date hereof, deliver to the address specified in Exhibit R two (2) original copies of each FIRPTA Notice executed by such Party. It is the expectation of the Parties that no withholding will be required under Section 1445 of the Code in connection with the Reorganization Transactions, except with respect to the Canadian Management O Unit Contribution and the Canadian Management T Unit Contribution, in each case to the extent that Oaktree Cayman or TPG Cayman, as the case may be, does not receive a final Notice of Nonrecognition (as defined in Exhibit R) from the relevant Canadian Management Party prior to the time that Oaktree Cayman or TPG Cayman, as the case may be, submits such withholding tax to the Internal Revenue Service (“IRS”). The Parties will not take a position on a tax return filed or to be filed with a taxing authority inconsistent with the foregoing except in the case of an applicable final determination by such taxing authority.

f.	Each Canadian Management Party acknowledges that such party will be subject to withholding under Section 1445 of the Code in connection with the Canadian Management O Unit Contribution and the Canadian Management T Unit Contribution, in each case to the extent that Oaktree Cayman or TPG Cayman, as the case may be, does not receive a final Notice of Nonrecognition from such Canadian Management Party prior to the time that Oaktree Cayman or TPG Cayman, as the case may be, submits such withholding tax to the IRS. Each Canadian Management Party agrees to take all action necessary to ensure that the Canadian Management O Unit Contribution and the Canadian Management T Unit Contribution qualify for nonrecognition treatment under the Code (including Section 897 of the Code), including, but not limited to, provision of the FIRPTA Notices required by Exhibit R.

6. No Liabilities in Event of Termination; Certain Covenants. In the event that TMHC determines in writing to abandon the IPO prior to the occurrence of the events described in Section 2, (A) this Agreement shall automatically terminate and be of no further force or effect except for this Section 6 and Sections 8(c), (f), (g), (j) and (k) and (B) there shall be no liability on the part of any of the Parties hereto, except that such termination shall not preclude any Party from pursuing judicial remedies for damages and/or other relief as a result of the breach by the other Parties of any representation, warranty, covenant or agreement contained herein prior to such termination. In the event that TMHC determines to abandon the IPO after the occurrence of some or all of the events described in Section 2, the Parties agree, as applicable, to amend the TMHC Stockholders Agreement, the TMHI Governance Agreement, the Monarch Governance Agreement, the TMHC Registration Rights Agreement, the Exchange

Agreement and the limited partnership agreements of New TMM, TPG Cayman, Oaktree Cayman and the Partnership so that the governance, transfer restrictions, liquidity rights and other provisions therein with respect to New TMM, TPG Cayman, Oaktree Cayman, the Partnership and each of their respective direct and indirect subsidiaries correspond in the aggregate in all substantive respects with the provisions contained in the Original LPA, the Canadian Parent Governance Agreement (as defined in the Original LPA), the US Parent Governance Agreement (as defined in the Original LPA), the General Partner Stockholders Agreement (as defined in the Original LPA) and the Registration Rights Agreement, dated as of July 13, 2011, by and among the Partnership, Builders, Toeis, Oaktree TM, JHI Holding and the other parties thereto.

7. Representations and Warranties.

a.	Representations and Warranties of all Parties. Each Party hereby represents and warrants to all of the other Parties hereto as follows:

i.	To the extent such Party is not an individual, such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation. The execution, delivery and performance by such Party of this Agreement and of the applicable Reorganization Documents, to the extent a Party thereto and to the extent such Party is not an individual, has been or prior to the IPO Effective Time will be duly authorized by all necessary action;

ii.	To the extent such Party is not an individual, such Party has or prior to the IPO Effective Time will have the requisite power, authority and legal right to execute and deliver this Agreement and each of the Reorganization Documents, to the extent a Party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be;

iii.	This Agreement and each of the Reorganization Documents to which it is a Party has been (or when executed will be) duly executed and delivered by such Party and constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and

iv.

Neither the execution, delivery and performance by such Party of this Agreement and the applicable Reorganization Documents, to the extent a Party thereto, nor the consummation by such Party of the transactions contemplated hereby, nor compliance by such

Party with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organization documents of such Party (to the extent such Party is not an individual), (ii) constitute a violation by such Party of any existing requirement of law applicable to such Party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individual or in the aggregate, a material adverse effect on the ability of such Party to consummate the transaction contemplated by this Agreement.

v.	Such Party is the record and beneficial owner of any equity interests of TMHC, TMM, New TMM, TPG Cayman and/or Oaktree Cayman, as applicable, that are intended to be transferred by it pursuant to this Agreement, the Reorganization Documents and/or the transactions contemplated hereby and thereby, and, as applicable, such Party has good and marketable title to such equity interests, free and clear of all encumbrances. Such Party has full right, power and authority to transfer and deliver to any other Party valid title to such equity interests held by such Party, free and clear of all encumbrances.

vi.	Such Party (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Reorganization Transactions. Such Party has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Reorganization Transactions and has had full access to such other information concerning the Reorganization Transactions as it has requested. Such Party has received all information that it believes is necessary or appropriate in connection with the Reorganization Transactions. Such Party is an informed and sophisticated party and has engaged, to the extent such Party deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Such Party is an accredited investor as that term is defined in Regulation D under the Securities Act of 1933. Such Party understands that the transfer of the securities acquired hereunder has not been registered and agrees to resell such securities pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or, if applicable, in accordance with the provisions of Regulation S under the Securities Act.

vii.	Such Party, to the extent such Party is JHI Holding, JHI Management or an employee of Monarch, (i) is not a U.S. person (as defined in Regulation S under the Securities Act) or purchasing for the account or benefit of a U.S. person, (ii) is acquiring securities hereunder in an offshore transaction in accordance with Regulation S and (iii) agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

8. Miscellaneous.

a.	Amendments and Waivers. This Agreement may be modified, amended or waived only with the written approval of TPG Cayman and Oaktree Cayman, provided, however that an amendment or modification that would affect any other Party in a manner materially and disproportionately adverse to such Party shall be effective against such Party so materially and adversely affected only with the prior written consent of such Party, such consent not to be unreasonably withheld or delayed. The failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

b.	Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

c.	Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery with written verification of receipt. All communications shall be sent to such Party’s address as set forth below or at such other address as the Party shall have furnished to each other Party in writing in accordance with this provision:

If to TMHC, TMHI or Monarch, to it at:
4900 North Scottsdale Road, Suite 2000
Scottsdale, AZ 85251
Attention:	Darrell Sherman,
Vice President and General Counsel
Facsimile:	(866) 390-2612
E-mail:	dsherman@taylormorrison.com

with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York
USA 10019
Attention:	John C. Kennedy
Lawrence G. Wee
Facsimile No.:	(212) 757-3990
E-mail:	jkennedy@paulweiss.com
lwee@paulweiss.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
The Prudential Tower
800 Boylston Street
Boston, Massachusetts
USA 02199
Attention:	Julie H. Jones
Alfred O. Rose
Facsimile:	(617) 951-7050
E-mail:	julie.jones@ropesgray.com
alfred.rose@ropesgray.com

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York
USA 10022
Attention:	George E.B. Maguire
Jasmine Ball
Facsimile No.:	(212) 909-6836
E-mail:	gebmaguire@debevoise.com
jball@debevoise.com

If to New TMM, New TMM GP, the Partnership or TMM GP, to it at:

c/o Taylor Morrison Home Corporation
4900 North Scottsdale Road, Suite 2000
Scottsdale, AZ 85251
Attention:	Darrell Sherman,
Vice President and General Counsel
Facsimile:	(866) 390-2612
E-mail:	dsherman@taylormorrison.com

with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York
USA 10019-6064
Attention:	John C. Kennedy
Lawrence G. Wee
Facsimile No.:	(212) 757-3990
E-mail:	jkennedy@paulweiss.com
lwee@paulweiss.com
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
The Prudential Tower
800 Boylston Street
Boston, Massachusetts
USA 02199
Attention:	Julie H. Jones
Alfred O. Rose
Facsimile:	(617) 951-7050
E-mail:	julie.jones@ropesgray.com
alfred.rose@ropesgray.com
with a copy (which shall not constitute notice) to:
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York
USA 10022
Attention:	George E.B. Maguire
Jasmine Ball
Facsimile No.:	(212) 909-6836
E-mail:	gebmaguire@debevoise.com
jball@debevoise.com
with a copy (which shall not constitute notice) to:
McCarthy Tétrault LLP
1300 – 777 Dunsmuir Street
Vancouver, British Columbia
Canada V7Y 1K2
Attention:	Cameron Belsher
Facsimile No.:	(604) 622-5674
E-mail:	cbelsher@mccarthy.ca

if to TPG Cayman, TPG Cayman GP, TPG Initial Canadian LP, Builders, Toeis or TPG Advisors, to it at:
TPG Global, LLC
301 Commerce Street, Suite 3300
Fort Worth, TX 76102
Attention:	Ronald Cami
Facsimile No.:	(415) 743-1501
E-mail:	rcami@tpg.com
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
The Prudential Tower
800 Boylston Street
Boston, Massachusetts
USA 02199
Attention:	Julie H. Jones
Alfred O. Rose
Facsimile:	(617) 951-7050
E-mail:	julie.jones@ropesgray.com
alfred.rose@ropesgray.com
if to Oaktree Cayman, Oaktree Cayman GP, Oaktree Initial Canadian LP, Oaktree TM or Oaktree CTB, to it at:
Oaktree Capital Management, L.P.
333 South Grand Ave., 28th Floor
Los Angeles, California
USA 90071
Attention:	Kenneth Liang
Facsimile No.:	(213) 830-6293
E-mail:	kliang@oaktreecapital.com
with a copy (which shall not constitute notice) to:
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York
USA 10022
Attention:	George E.B. Maguire
Jasmine Ball
Facsimile No.:	(212) 909-6836
Email:	gebmaguire@debevoise.com
jball@debevoise.com

If to either JHI Party, to it at:
JHI Advisory Inc.
Suite 3260 - 666 Burrard Street
Vancouver, British Columbia
Canada V6C 2X8
Attention:	G. Gail Edwards
Facsimile No.:	(604) 648-6685
E-mail:	gedwards@jhinvest.com
with a copy (which shall not constitute notice) to:
McCarthy Tétrault LLP
1300 – 777 Dunsmuir Street
Vancouver, British Columbia
Canada V7Y 1K2
Attention:	Cameron Belsher
Facsimile No.:	(604) 622-5674
E-mail:	cbelsher@mccarthy.ca
If to the JHI Redeemed Party, to it at:
419 Occidental Ave.
Suite 300
Seattle, Washington
USA 98104
Attention:	Michael Miller
Facsimile No.:	(206) 728-4583
Email:	mikem@intra-corp.com
If to any Management Party, to it at:
c/o Taylor Morrison Home Corporation
900 North Scottsdale Road, Suite 2000
Scottsdale, AZ 85251
Attention:	Darrell Sherman,
Vice President and General Counsel
Facsimile:	(866) 390-2612
E-mail:	dsherman@taylormorrison.com

with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention:	John C. Kennedy
Lawrence G. Wee
Facsimile:	(212) 757-3990
E-mail:	jkennedy@paulweiss.com
lwee@paulweiss.com

d.	Further Assurances; Power of Attorney.

i.	At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as another Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

ii.	Each Management Party appoints Sheryl Palmer and Darrell Sherman (each an “Attorney-in-Fact”), and each of them, with full power of substitution and resubstitution, as such Management Party’s exclusive and irrevocable agent, proxy and attorney-in fact (and such proxy shall be deemed to be coupled with an interest), for all purposes under this Agreement and the Reorganization Documents, including full power and authority to act on such Management Party’s behalf with respect thereto. Without limiting the generality of the foregoing, the Attorney-in-Fact, acting in good faith, is authorized and empowered to:

1.	make all determinations and take all actions with respect to such Management Party’s equity interests of TMM, New TMM, TPG Cayman or Oaktree Cayman, including without limitation the exercise of all rights and the performance of all obligations under this Agreement and the Reorganization Documents, and the transfer or other disposition of such interests;

2.	in connection with any such transfer or disposition, execute, endorse and receive all documents, instruments, certificates, statements and agreements on behalf of and in the name of such Management Party necessary to effectuate and consummate the Reorganization Transactions;

3.	take all actions on such Management Party’s behalf in connection with any claims made under this Agreement or any of the Reorganization Documents to defend or settle such claims;

4.	approve any changes or modifications to the Reorganization Documents from the forms set forth on the Exhibits attached hereto prior to execution and delivery;

5.	execute and deliver, should it elect to do so in its sole discretion, on such Management Party’s behalf, any amendment to this Agreement or any of the Reorganization Documents or any waiver of any of the terms thereof; and

6.	take all other actions to be taken by or on such Management Party’s behalf that are permitted or required under this Agreement or any of the Reorganization Documents.

iii.	All decisions and actions taken by the Attorney-in-Fact will be binding upon the Management Parties; no Management Party will have the right to object, dissent, protest or otherwise contest the same; and each Party will be able to rely conclusively on the written instructions of the Attorney-in-Fact as to such decisions and actions taken by the Attorney-in-Fact hereunder. The Attorney-in-Fact will not be liable to any Management Party for any action taken by it in good faith pursuant to this Agreement. The Attorney-in-Fact is serving in that capacity solely for purposes of administrative convenience, and is not personally liable in such capacity for any of the obligations of any Management Party hereunder.

e.	Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the Parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related to the subject matter hereof in any way.

f.

Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the state of New York. To the fullest extent permitted by law, no suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of New York, and the Parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. To the fullest extent permitted by law, each Party hereto irrevocably waives any right it may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the Parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim herein.

g.	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

h.	Enforcement. Each Party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching Party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

i.	No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the Parties and no other Person or entity shall be a third Party beneficiary hereof.

j.	Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

k.	Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

* * * * *

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Taylor Morrison Home Corporation

By:	/s/ Darrell Sherman
Name:	Darrell Sherman
Title:	Vice President, General Counsel and Secretary

In the presence of:

/s/ Dawn D. Baxter
Notary Public in and for Arizona, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

TMM Holdings II Limited Partnership

By:	TMM Holdings II GP, ULC,
its general partner

By:	/s/ Darrell Sherman
Name:	Darrell Sherman
Title:	Vice President, General Counsel and Secretary

In the presence of:

/s/ Dawn D. Baxter
Notary Public in and for Arizona, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

TMM Holdings II GP, ULC

By:	/s/ Darrell Sherman
Name:	Darrell Sherman
Title:	Vice President, General Counsel and Secretary

In the presence of:

/s/ Dawn D. Baxter
Notary Public in and for Arizona, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

TMM Holdings Limited Partnership

By:	TMM Holdings (G.P.) Inc., its
general partner

By:	/s/ Joe S. Houssian
	Name:	Joe S. Houssian
	Title:	Director

In the presence of:

Notary Public in and for the Province of British Columbia, Canada

[Signature Page to Reorganization Agreement]

TMM Holdings (G.P.) Inc.

By:	/s/ Joe S. Houssian
	Name:	Joe S. Houssian
	Title:	Director

In the presence of:

Notary Public in and for the Province of British Columbia, Canada

[Signature Page to Reorganization Agreement]

TMM Holdings (G.P.) ULC

By:	/s/ Joe S. Houssian
	Name:	Joe S. Houssian
	Title:	Director

In the presence of:

Notary Public in and for the Province of British Columbia, Canada

[Signature Page to Reorganization Agreement]

Taylor Morrison Holdings, Inc.

By:	/s/ Darrell Sherman
Name:	Darrell Sherman
Title:	Vice President, General Counsel and Secretary

In the presence of:

/s/ Dawn D. Baxter
Notary Public in and for Arizona, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

Monarch Communities Inc.

By:	/s/ Darrell Sherman
Name:	Darrell Sherman
Title:	Vice President, General Counsel and Secretary

In the presence of:

/s/ Dawn D. Baxter
Notary Public in and for Arizona, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

TPG TMM Holdings II, L.P.

By:	TPG TMM Holdings II GP, ULC,
its general partner

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President and Secretary

In the presence of:

/s/ Jennifer Epstein
Notary Public in and for California, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

TPG TMM Holdings II GP, ULC

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President and Secretary

In the presence of:

/s/ Jennifer Epstein
Notary Public in and for California, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

OCM TMM Holdings II, L.P.

By:	OCM TMM Holdings II GP, ULC,
its general partner

By:	/s/ Derek Smith
	Name:	Derek Smith
	Title:	Authorized Signatory

In the presence of:

(SEE ATTACHED)
Notary Public in and for , U.S.A.
(State)

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Authorized Signatory

In the presence of:

(SEE ATTACHED)
Notary Public in and for , U.S.A.
(State)

[Signature Page to Reorganization Agreement]

CERTIFICATE OF ACKNOWLEDGMENT

State of California	)
	)	ss:
County of Los Angeles	)

On April 8, 2013, before me, JoBeth A. Linstrot, Notary Public, personally appeared Derek Smith and Kenneth Liang, who proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ JoBeth A. Linstrot
JoBeth A. Linstrot Notary Public

(Seal of Notary)

OCM TMM Holdings II GP, ULC

By:	/s/ Derek Smith
	Name:	Derek Smith
	Title:	Authorized Signatory

In the presence of:

(SEE ATTACHED)
Notary Public in and for , U.S.A.
(State)

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Authorized Signatory

In the presence of:

(SEE ATTACHED)
Notary Public in and for , U.S.A.
(State)

[Signature Page to Reorganization Agreement]

CERTIFICATE OF ACKNOWLEDGMENT

State of California	)
	)	ss:
County of Los Angeles	)

On April 8, 2013, before me, JoBeth A. Linstrot, Notary Public, personally appeared Derek Smith and Kenneth Liang, who proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ JoBeth A. Linstrot
JoBeth A. Linstrot Notary Public

(Seal of Notary)

TPG TMM Holdings II LP, Inc.

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President and Secretary

In the presence of:

/s/ Jennifer Epstein
Notary Public in and for California, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

OCM TMM Holdings II LP, Inc.

By:	/s/ Derek Smith
	Name:	Derek Smith
	Title:	Authorized Signatory

In the presence of:

(SEE ATTACHED)
Notary Public in and for , U.S.A.
(State)

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Authorized Signatory

In the presence of:

(SEE ATTACHED)
Notary Public in and for , U.S.A.
(State)

[Signature Page to Reorganization Agreement]

CERTIFICATE OF ACKNOWLEDGMENT

State of California	)
	)	ss:
County of Los Angeles	)

On April 8, 2013, before me, JoBeth A. Linstrot, Notary Public, personally appeared Derek Smith and Kenneth Liang, who proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ JoBeth A. Linstrot
JoBeth A. Linstrot Notary Public

(Seal of Notary)

BUILDERS HOLDINGS INTERNATIONAL, L.P.

By:	TPG TM III, SRL, its General Partner

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Authorized Signatory

In the presence of:

/s/ Jennifer Epstein

Notary public in and for California

[Signature Page to Reorganization Agreement]

TOEIS, L.P.

By:	TPG TM III, SRL, its General Partner

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Authorized Signatory

In the presence of:

/s/ Jennifer Epstein

Notary public in and for California

[Signature Page to Reorganization Agreement]

TPG ADVISORS VI-AIV, Inc.

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President

In the presence of:

/s/ Jennifer Epstein
Notary Public in and for California, U.S.A.
(State)

[Signature Page to Reorganization Agreement]

Oaktree TM Holdings TP, SRL

By:	/s/ Jay Ghiya
Name:	Jay Ghiya
Title:	Manager

In the presence of:

(SEE ATTACHED)

Notary Public in and for

[Signature Page to Reorganization Agreement]

CERTIFICATE OF ACKNOWLEDGMENT

State of California	)
	)	ss:
County of Los Angeles	)

On April 8, 2013, before me, JoBeth A. Linstrot, Notary Public, personally appeared Jay Ghiya, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ JoBeth A. Linstrot
JoBeth A. Linstrot Notary Public

(Seal of Notary)

Oaktree TM Holdings CTB, LTD

By:	Oaktree Capital Management, L.P.
Its:	Sole Director

By:	/s/ Derek Smith
Name:	Derek Smith
Title:	Managing Director

In the presence of:

(SEE ATTACHED)

Notary Public in and for

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

In the presence of:

(SEE ATTACHED)

Notary Public in and for

[Signature Page to Reorganization Agreement]

CERTIFICATE OF ACKNOWLEDGMENT

State of California	)
	)	ss:
County of Los Angeles	)

On April 8, 2013, before me, JoBeth A. Linstrot, Notary Public, personally appeared Derek Smith and Kenneth Liang, who proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ JoBeth A. Linstrot
JoBeth A. Linstrot Notary Public

(Seal of Notary)

JHI Holding Limited Partnership, by its General Partner, JHI Advisory Ltd.

By:	/s/ Joe S. Houssian
	Name:	Joe S. Houssian
	Title:	Director

In the presence of:

Notary Public in and for the Province of British Columbia, Canada

[Signature Page to Reorganization Agreement]

JHI Management Limited Partnership, by its General Partner, JHI Advisory Ltd.

By:	/s/ Joe S. Houssian
	Name:	Joe S. Houssian
	Title:	Director

In the presence of:

Notary Public in and for the Province of British Columbia, Canada

[Signature Page to Reorganization Agreement]

MJs Investors, LLC

By:	/s/ R. Mike Miller
	Name:	R. Mike Miller
	Title:	Manager

In the presence of:

/s/ Cathy M. Long

Notary Public in and for WA State

[Signature Page to Reorganization Agreement]

/s/ Kenneth Dar Ahrens
Kenneth Dar Ahrens

[Signature Page to Reorganization Agreement]

/s/ Sally Michelle Bassett
Sally Michelle Bassett

[Signature Page to Reorganization Agreement]

/s/ Philip S. Bodem
Philip S. Bodem

[Signature Page to Reorganization Agreement]

/s/ Calvin R. Boyd
Calvin R. Boyd

State of Arizona )

County of Maricopa )
On this 5th day of April, 2013, before me personally appeared Calvin R Boyd, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.

/s/ Dawn D Baxter
Notary Public

[Signature Page to Reorganization Agreement]

/s/ Michelle M Campbell
Michelle M Campbell

[Signature Page to Reorganization Agreement]

/s/ Carl David Cone
Carl David Cone

[Signature Page to Reorganization Agreement]

/s/ Mark A. Delillo
Mark A. Delillo

[Signature Page to Reorganization Agreement]

/s/ Timothy Eller
Timothy Eller

[Signature Page to Reorganization Agreement]

/s/ Charles Enochs
Charles Enochs

[Signature Page to Reorganization Agreement]

/s/ Caroline G. Estrada
Caroline G. Estrada

State of Arizona )

County of Maricopa )
On this 5th day of April, 2013, before me personally appeared Caroline G Estrada, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.
/s/ Dawn D Baxter
Notary Public

[Signature Page to Reorganization Agreement]

/s/ David George
David George

[Signature Page to Reorganization Agreement]

/s/ Kip Williams Gilleland
Kip Williams Gilleland

[Signature Page to Reorganization Agreement]

/s/ Amy L. Haywood-Rino
Amy L. Haywood-Rino

[Signature Page to Reorganization Agreement]

/s/ George T. Hennessy
George T. Hennessy

[Signature Page to Reorganization Agreement]

/s/ Erik M. Heuser
Erik M. Heuser

[Signature Page to Reorganization Agreement]

/s/ Douglas P. Holloway
Douglas P. Holloway

[Signature Page to Reorganization Agreement]

/s/ David Hreha
David Hreha

[Signature Page to Reorganization Agreement]

/s/ Graham Hughes
Graham Hughes

State of Arizona )

County of Maricopa )
On this 5th day of April, 2013, before me personally appeared Graham Hughes, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.
/s/ Dawn D Baxter
Notary Public

[Signature Page to Reorganization Agreement]

/s/ James E. Jimison
James E. Jimison

[Signature Page to Reorganization Agreement]

/s/ Maurice B. Johnson
Maurice B. Johnson

[Signature Page to Reorganization Agreement]

/s/ Tawn Kelley
Tawn Kelley

[Signature Page to Reorganization Agreement]

/s/ John Kempton
John Kempton

[Signature Page to Reorganization Agreement]

/s/ Laura Kunzweiler
Laura Kunzweiler

[Signature Page to Reorganization Agreement]

/s/ Peter Lane
Peter Lane

[Signature Page to Reorganization Agreement]

/s/ John H. Lucas
John H. Lucas

State of Arizona )

County of Maricopa )
On this 4th day of April, 2013, before me personally appeared John Lucas, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.
/s/ Dawn D Baxter
Notary Public

[Signature Page to Reorganization Agreement]

/s/ Tommi Lynn Manning
Tommi Lynn Manning

[Signature Page to Reorganization Agreement]

/s/ Todd Merrill
Todd Merrill

[Signature Page to Reorganization Agreement]

/s/ Douglas Miller
Douglas Miller

[Signature Page to Reorganization Agreement]

/s/ Kathleen R. Owen
Kathleen R. Owen

State of Arizona )

County of Maricopa )
On this 8th day of April, 2013, before me personally appeared Kathleen R Owen, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.

/s/ Nadia O. Edwards
Notary Public

[Signature Page to Reorganization Agreement]

/s/ Sheryl D. Palmer
Sheryl D. Palmer

[Signature Page to Reorganization Agreement]

/s/ Joseph B. Poletti
Joseph B. Poletti

State of Arizona )
County of Maricopa )
On this 5th day of April, 2013, before me personally appeared Joseph B Poletti, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.
/s/ Dawn D Baxter
Notary Public

[Signature Page to Reorganization Agreement]

/s/ Darrell Sherman
Darrell Sherman

State of Arizona )
County of Maricopa )
On this 5th day of April, 2013, before me personally appeared Darrell Sherman, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.
/s/ Dawn D Baxter
Notary Public

[Signature Page to Reorganization Agreement]

/s/ Louis Steffens
Louis Steffens

[Signature Page to Reorganization Agreement]

/s/ Emilio Tesolin
Emilio Tesolin

[Signature Page to Reorganization Agreement]

/s/ Timothy J. Towell
Timothy J. Towell

[Signature Page to Reorganization Agreement]

/s/ Stephen J. Wethor
Stephen J. Wethor

[Signature Page to Reorganization Agreement]

/s/ Jonathan C. White
Jonathan C. White

[Signature Page to Reorganization Agreement]

/s/ Erin A. Willis
Erin A. Willis

State of Arizona )
County of Maricopa )
On this 5th day of April, 2013, before me personally appeared Erin A Willis, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.
/s/ Dawn D Baxter
Notary Public

[Signature Page to Reorganization Agreement]

/s/ Robert W. Witte
Robert W. Witte

State of Arizona )
County of Maricopa )
On this 5th day of April, 2013, before me personally appeared Robert W Witte, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above/attached document.
/s/ Dawn D Baxter
Notary Public

[Signature Page to Reorganization Agreement]

SCHEDULE I

(U.S. participants with Class M Units)

Ahrens, Dar

Bassett, Michelle

Bodem, Phil

Boyd, Calvin

Campbell, Michelle

Cone, David

Delillo, Mark

Eller, Timothy

Enochs, Charlie

Estrada, Carlie

Gilleland, Kip

Haywood, Amy

Hennessy, Tom

Heuser, Erik

Holloway, Doug

Hreha, David

Hughes, Graham

Jimison, Jim

Johnson, Maurice

Kelley, Tawn

Kempton, Steve

Lane, Peter

Lucas, John

Manning, Lynn

Merrill, Todd

Miller, Doug

Owen, Katy

Palmer, Sheryl

Poletti, Joe

Sherman, Darrell

Steffens, Lou

Towell, Tim

Wethor, Steve

White, Jonathan

Willis, Erin

Witte, Bob

SCHEDULE II

(U.S. participants with Class M Units subject to performance-based vesting)

Ahrens, Dar

Bassett, Michelle

Bodem, Phil

Boyd, Calvin

Campbell, Michelle

Cone, David

Delillo, Mark

Enochs, Charlie

Estrada, Carlie

Gilleland, Kip

Haywood, Amy

Hennessy, Tom

Heuser, Erik

Holloway, Doug

Hreha, David

Hughes, Graham

Jimison, Jim

Johnson, Maurice

Kelley, Tawn

Kempton, Steve

Lucas, John

Manning, Lynn

Merrill, Todd

Miller, Doug

Owen, Katy

Palmer, Sheryl

Poletti, Joe

Sherman, Darrell

Steffens, Lou

Towell, Tim

Wethor, Steve

White, Jonathan

Willis, Erin

Witte, Bob

SCHEDULE III

(US participants with Class A Units)

Ahrens, Dar

Bodem, Phil

Eller, Timothy

Enochs, Charlie

Heuser, Erik

Hughes, Graham

Johnson, Maurice

Kelley, Tawn

Kempton, Steve

Kunzweiller, Laura

Lane, Peter

Owen, Katy

Palmer, Sheryl

Sherman, Darrell

Steffens, Lou

Towell, Tim

Wethor, Steve

White, Jonathan

Witte, Bob

SCHEDULE IV

(Canadian participants)

Carr, Brad

George, David

Tesolin, Emilio

EXHIBITS A-Q

EXHIBIT R

SCHEDULE OF FIRPTA NOTICES

Part I.	Definitions

Capitalized terms not defined herein are used herein as defined in the Reorganization Agreement to which this Exhibit it attached. As used herein, the following terms shall have the following meanings:

(i)	“Certification of Non-Foreign Status” shall mean a certification described in Treasury Regulation section 1.1445-2(b) that is substantially in one of the forms of Schedule A hereto and reasonably acceptable to TPG Cayman GP and Oaktree Cayman GP;

(ii)	“IRS” shall mean the Internal Revenue Service;

(iii)	“FIRPTA Notice” shall mean a Certification of Non-Foreign Status, a Notice of Nonrecognition, a Required Cover Letter, or a Statement of Partnership FIRPTA Status, as applicable;

(iv)	“Notice of Nonrecognition” shall mean a notice described in Treasury Regulation section 1.1445-2(d)(2)(i)(A) that is substantially in the form of Schedule B hereto and reasonably acceptable to TPG Cayman GP and Oaktree Cayman GP;

(v)	“Party Providing Notice” shall mean a Party listed in Part III of this Exhibit;

(vi)	“Required Cover Letter” shall mean the two cover letters, each as described in Treasury Regulation section 1.1445-2(d)(2)(i)(B), that are substantially in the form of Schedule C hereto and are reasonably acceptable to TPG Cayman GP and Oaktree Cayman GP; and

(vii)	“Statement of Partnership FIRPTA Status” shall mean a certificate described in Treasury Regulation section 1.1445-11T(d) that is substantially in the form of Schedule D hereto and reasonably acceptable to TPG Cayman GP and Oaktree Cayman GP.

Part II.	Execution and Delivery of FIRPTA Notices

1.	Each Party Providing Notice shall prepare the FIRPTA Notices required hereby from such Party Providing Notice in the following manner:

a.	Each Party Providing Notice that is hereby required to prepare a Notice of Nonrecognition and that has a United States Taxpayer Identification Number (“TIN”) as of the day prior to the date hereof shall prepare such Notice of Nonrecognition with respect to each Transferee identified opposite such Party’s name in Part III of this Exhibit, in each case with respect to the relevant interests in the Partnership identified opposite such Party’s name in Part III of this Exhibit. Each Party Providing Notice that is hereby required to prepare a Notice of Nonrecognition and that does not have a TIN as of the day prior to the date hereof shall take the steps specified in Section 5, below.

b.	Each Party Providing Notice that is hereby required to prepare a Required Cover Letter shall prepare such Required Cover Letter with respect to the Transferors identified opposite such Party’s name in Part III of this Exhibit.

c.	Each Party Providing Notice that is hereby required to prepare a Statement of Partnership FIRPTA Status shall prepare such Statement of Partnership FIRPTA Status with respect to the Transferors identified opposite such Party’s name in Part III of this Exhibit.

2.	Each Party Providing Notice shall, no later than the day prior to the date hereof, execute and deliver a copy of each FIRPTA Notice set forth opposite such Party’s name in Part III of this Exhibit.

3.	If any Party Providing Notice is a disregarded entity as defined in §1.1445-2(b)(2)(iii), the FIRPTA Notice(s) set forth opposite such Party’s name in Part III of this Exhibit shall be executed by such Party’s most immediate owner that is not a disregarded entity as defined in §1.1445-2(b)(2)(iii).

4.	Each Party Providing Notice shall, within five (5) days of the date hereof, deliver two (2) original copies of each FIRPTA Notice executed by such Party to the following address:

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts

USA 02199

Attn: Erin T. Turban

erin.turban@ropesgray.com

5.	Any Party Providing Notice that is hereby required to prepare a Notice of Nonrecognition but that does not have a TIN as of the day prior to the date hereof shall take the following steps:

a.	The Party shall prepare such Notice of Nonrecognition, marked “DRAFT”, with respect to each Transferee identified opposite such Party’s name in Part III of this Exhibit, in each case with respect to the relevant interests in the Partnership identified opposite such Party’s name in Part III of this Exhibit, and each such draft Notice of Nonrecognition shall indicate that such Party has applied for a TIN;

b.	The Party shall complete an IRS Form W-7 Application for IRS Individual Taxpayer Identification Number, requesting processing under “Exception 4”;

c.	No later than the day prior to the date hereof, the Party shall send such Form W-7, together with all documentation required by the IRS to be filed with such Form W-7 (including the relevant Notices of Nonrecognition, marked “DRAFT”), to the following address:

1) Internal Revenue Service,

Austin Service Center, ITIN Operation,

PO Box 149342,

Austin TX 78714-9342;

d.	No later than the day prior to the date hereof, the Party shall send a copy of such Form W-7 with the relevant Notice of Nonrecognition (marked “DRAFT”) to the address specified in Section 4, above;

e.	Upon receipt by the Party of a TIN, the Party shall prepare a final version of each Notice of Nonrecognition identified opposite such Party’s name in Part III of this Exhibit, which shall include such Party’s TIN; and

f.	Within five (5) days of the date the Party receives a TIN from the IRS, the Party shall send two (2) original copies of each final Notice of Nonrecognition required by this Schedule R to the address specified in Section 4, above.

Part III.	Required FIRPTA Notices*

INFORMATION FOR COMPLETING NOTICES
Party Providing Notice	FIRPTA Notice	Transferor	Transferee	Partnership
Builders	1. Notice of Nonrecognition	N/A	TPG Cayman	New TMM
	2. Notice of Nonrecognition	N/A	New TMM	TMM Holdings Limited Partnership

Each Canadian Management Party	Notice of Nonrecognition	N/A	1. Oaktree Cayman	TMM Holdings Limited Partnership
2. TPG Cayman

JHI Holding	Notice of Nonrecognition	N/A	1. New TMM	TMM Holdings
			2. Oaktree Cayman	Limited Partnership
3. TPG Cayman

JHI Management	Notice of Nonrecognition	N/A	1. Oaktree Cayman	TMM Holdings Limited Partnership
2. TPG Cayman

JHI Redeemed Party	Certification of Non-Foreign Status	N/A	N/A	N/A

INFORMATION FOR COMPLETING NOTICES
Party Providing Notice	FIRPTA Notice	Transferor	Transferee	Partnership
New TMM	1. Statement of Partnership FIRPTA Status	1A. Oaktree Cayman 1B. TPG Cayman	N/A	N/A

	2. Required Cover Letter	2A. Oaktree Cayman	N/A	N/A
2B. TPG Cayman
2C. JHI Holding

	3. Required Cover Letter	3A. Builders	N/A	N/A
3B. Toies
3C. Oaktree TM

	4. Notice of Nonrecognition and Required Cover Letter**	New TMM	New TMM	New TMM

Each Non-Canadian Management Party	Certification of Non-Foreign Status	N/A	N/A	N/A

Oaktree Cayman	1. Required Cover Letter	1A. Oaktree TM	N/A	N/A
1B. Each JHI Party
1C. Each Canadian Management Party***

	2. Notice of Nonrecognition	N/A	New TMM	TMM Holdings Limited Partnership

Oaktree TM	1. Notice of Nonrecognition	N/A	Oaktree Cayman	New TMM

	2. Notice of Nonrecognition	N/A	New TMM	TMM Holdings Limited Partnership

INFORMATION FOR COMPLETING NOTICES
Party Providing Notice	FIRPTA Notice	Transferor	Transferee	Partnership
Toeis	1. Notice of Nonrecognition	N/A	TPG Cayman	New TMM

	2. Notice of Nonrecognition	N/A	New TMM	TMM Holdings Limited Partnership

TPG Cayman	1. Required Cover Letter	1A. Builders1B. Toies1C. Each JHI Party1D. Each Canadian Management Party***	N/A	N/A

	2. Notice of Nonrecognition	N/A	New TMM	TMM Holdings Limited Partnership

*	The required filings for any entity listed in the table above that is disregarded for U.S. federal income tax purposes will be completed by the regarded owner of such entity. Certain FIRPTA Notices will be provided after the completion of the Reorganization Transactions as agreed by the Parties hereto.
**	Documentation to reflect possible Code Section 708 termination of New TMM.
***	Required filings will be adjusted with respect to Canadian Management Parties who do not have as of the date hereof U.S. individual taxpayer identification numbers.

Schedule A: Form of Certification of Non-Foreign Status

1. Form of Certification of Non-Foreign Status for Individual Transferor

[Date]

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts

USA 02199

Attn: Erin T. Turban

Re: Certification of Non-Foreign Status of [Party Providing Notice]

Dear Sir or Madam:

Section 1445 of the Internal Revenue Code (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by [Party Providing Notice] (“Transferor”), the undersigned hereby certifies the following:

1.	Transferor is not a nonresident alien for U.S. income tax purposes;

2.	Transferor’s U.S. [social security number/taxpayer identification number] is [ ]; and

3.	Transferor’s home address is [ ].

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

[Signature and date]

Schedule A: Form of Certification of Non-Foreign Status

2. Form of Certification of Non-Foreign Status for Entity Transferor

[Date]

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts

USA 02199

Attn: Erin T. Turban

Re: Certification of Non-Foreign Status of [Party Providing Notice]

Dear Sir or Madam:

Section 1445 of the Internal Revenue Code (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by [Party Providing Notice] (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.	Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii);

3.	Transferor’s U.S. employer identification number is [ ]; and

4.	Transferor’s office address is [ ].

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

[Signature(s) and date]

[Title(s)]

Schedule B: Form of Notice of Nonrecognition

[Note: If the Party Providing Notice does not have a TIN as of the day prior to the date hereof, the initial Notice of Nonrecognition provided should be marked “DRAFT”]

[Date]

[Transferee]

[Address]

Re: Notice of nonrecognition transaction from [Party Providing Notice] to [Transferee]

Dear Sir or Madam:

Section 1445 of the Internal Revenue Code (the “Code”) provides that a transferee of a U.S. real property interest (a “USRPI”) must withhold tax if the transferor is a foreign person. Under Treasury Regulation § 1.1445-2(d)(2), a transferee shall not be required to withhold under section 1445 of the Code with respect to a USRPI if the transferor notifies the transferee that by reason of the operation of a nonrecognition provision of the Code, the transferor is not required to recognize gain or loss with respect to the transfer. To inform the transferee that withholding of tax is not required upon the transfer of USRPIs by [Party Providing Notice] (“Transferor”) to [Transferee] (“Transferee”), the undersigned hereby certifies the following [if Party Providing Notice is an entity: on behalf of Transferor]:

A.	Notice. To inform the Transferee that withholding of tax is not required upon the disposition of a USRPI by Transferor, the undersigned hereby submits this notice of a nonrecognition transaction pursuant to Treasury Regulation § 1.1445-2(d)(2).

B.	Transferor.

1.	The name of the Transferor submitting this Notice is [Party Providing Notice];

2.	The taxpayer identification number of the Transferor is [ ]; and [Note: If the Party Providing Notice does not have a TIN as of the day prior to the date of the Notice, the initial Notice provided should read “The Transferor does not currently have a taxpayer identification number and has applied for one on IRS Form W-7, requesting processing under “Exception 4.”]

3.	The [home/office] address of the Transferor is [ ].

C.	Statement. Transferor is not required to recognize any gain or loss with respect to the transfer described herein.

D.

Description of the Transfer. Pursuant to the Reorganization Agreement executed by Transferor and Transferee on [            ] (the “Reorganization Agreement”), Transferor will transfer to Transferee a partnership interest (the “Transferred Interest”) in [Partnership]

(the “Partnership”) in exchange for a partnership interest in Transferee (the “Received Interest”). The Partnership may hold a USRPI. Immediately after the exchange of the Transferred Interest for the Received Interest, the Transferee will indirectly hold the same potential USRPI.

E.	Summary of Facts and Law Supporting Nonrecognition. Code section 721(a) provides that no gain or loss shall be recognized to a partnership or to any of its partners in the case of a contribution of property to the partnership in exchange for an interest in the partnership. Code section 721(b) provides that subsection (a) does not apply in the case of a contribution to a partnership which would be treated as an investment company (within the meaning of section 351 of the Code) if the partnership were incorporated.

In the present case, Transferor will transfer the Transferred Interest to the Transferee in exchange for the Received Interest. Transferee would not be treated as an investment company (within the meaning of section 351 of the Code) if Transferee were incorporated. Therefore, under Code section 721(a), no gain or loss is recognized to Transferor or Transferee as a result of the contribution of the Transferred Interest in exchange for the Received Interest.

Code section 897(e) provides that a nonrecognition provision of the Code shall apply only in the case of an exchange of a USRPI for an interest the sale of which would be subject to taxation. Code section 897(g) provides that the transfer of a partnership interest is taxable to the extent that the partnership interest is attributable to USRPIs. Immediately after the exchange of the Transferred Interest for the Received Interest, the Transferee will indirectly hold the same potential USRPI that the Transferor currently holds indirectly. Therefore, the transfer of the Received Interest would be taxable to the extent that the Received Interest is attributable to a USRPI. Furthermore, the extent the Received Interest is attributable to a USRPI will be the same as the extent the Transferred Interest is attributable to a USRPI. Therefore, the requirement of section 897(e) is met and the nonrecognition provision of Code section 721(a) applies to the transfer described herein.

Treasury Regulation § 1.1445-2(d)(2)(ii) provides that a transferee may not rely upon this Notice of Nonrecognition Transfer, and must withhold under section 1445(a) with respect to the transfer of a USRPI, if the Transferor qualifies for nonrecognition treatment with respect to part, but not all, of the gain realized by the Transferor upon the transfer. In the present case, Transferor is transferring the Transferred Interest solely in exchange for the Received Interest. Therefore, the Transferor qualifies for nonrecognition treatment with respect to all of the gain realized by the transferor upon the transfer of the Transferred Property pursuant to the Reorganization Agreement and Transferee may rely upon the rule set forth in Treasury Regulation § 1.1445-2(d)(2)(i).

Transferor understands that this certification will be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete[if Party Providing Notice is an entity:, and I further declare that I have authority to sign this document on behalf of Transferor].

[Signature(s) and date]

[Title(s), if Party Providing Notice is an entity]

Schedule C: Form of Required Cover Letter A

[Date]

Internal Revenue Service Center

P.O. box 409101

Ogden, UT 84409

Re: Notice of nonrecognition transaction from [Transferor] to [Party Providing Notice]

Dear Sir or Madam:

Please find attached a notice of a nonrecognition transaction pursuant to Treasury Regulation § 1.1445-2(d)(2) from [Transferor].

1.	The name of the Transferee submitting this Notice is [Party Providing Notice] (“Transferee”);

2.	The employer identification number of the Transferee is [ ]; and

3.	The office address of the Transferee is [ ].

Best regards,

[Name]

[Title]

cc: Director, Philadelphia Service Center

Schedule C: Form of Required Cover Letter B (cont.)

[NOTE DIFFERENT ADDRESS]

[Date]

Director, Philadelphia Service Center

P.O. Box 21086

Drop Point 8731

FIRPTA Unit

Philadelphia, PA 19114-0586

Re: Notice of nonrecognition transaction from [Transferor] to [Party Providing Notice]

Dear Sir or Madam:

Please find attached a notice of a nonrecognition transaction pursuant to Treasury Regulation § 1.1445-2(d)(2) from [Transferor].

1.	The name of the Transferee submitting this Notice is [Party Providing Notice] (“Transferee”);

2.	The employer identification number of the Transferee is [ ]; and

3.	The office address of the Transferee is [ ].

Best regards,

[Name]

[Title]

cc: Internal Revenue Service Center, Ogden, UT

Schedule D: Form of Statement of Partnership FIRPTA Status

[Date]

[TPG Cayman/Oaktree Cayman/JHI Holding]

[Address]

Re: FIRPTA Status of TMM Holdings II Limited Partnership

Dear Sir or Madam:

Section 1445 of the Internal Revenue Code (the “Code”) provides that a transferee of a U.S. real property interest (“USRPI”) must withhold tax if the transferor is a foreign person. Under Treasury Regulation § 1.1445-11T(d)(2), no withholding under section 1445 of the Code is required upon the disposition by a foreign partner of an interest in a domestic or foreign partnership if the transferee is provided a statement, issued by the partnership and signed by a general partner under penalties of perjury no earlier than 30 days before the transfer, certifying that fifty percent or more of the value of the gross assets of the partnership does not consist of USRPIs, or that ninety percent or more of the value of the gross assets of the partnership does not consist of USRPIs plus cash or cash equivalents.

Pursuant to Treasury Regulation § 1.1445-11T(d)(2), the undersigned hereby certifies on behalf of TMM Holdings II Limited Partnership (the “Partnership”) that ninety percent or more of the value of the gross assets of the Partnership does not consist of USRPIs plus cash or cash equivalents.

The Partnership understands that this certification may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of the Partnership.

[Signature(s) and date]

[Title], [TMM Holdings II GP, ULC], General Partner of TMM Holdings II Limited Partnership